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             SECURITIES AND EXCHANGE COMMISSION

                   Washington D. C.  20549

                        -------------

                          FORM 8-K

           PURSUANT TO SECTION 13 OR 15(D) OF THE
               SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported):           May 7, 1999


                    Hecla Mining Company
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   (Exact name of registrant as specified in its charter)


                          Delaware
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       (State or other jurisdiction of incorporation)


          1-8491                             82-0126240
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(Commission File Number)   (IRS Employer Identification No.)


6500 Mineral Drive
Coeur d'Alene, Idaho                              83815-8788
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(Address of principal executive offices)          (Zip Code)


                       (208) 769-4100
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               (Registrant's Telephone Number)







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Item 7.   FINANCIAL    STATEMENTS,   PRO   FORMA   FINANCIAL
          INFORMATION AND EXHIBITS.

Exhibit 4 - Form  of  Warrant Agreement (including the  form of Warrant) by and between Hecla Mining Company and the Warrant Agent

Exhibit 99 - Form of Agreement to purchase Common Stock  and
             Warrants by and between Hecla Mining Company and Purchasers





                          SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                              HECLA MINING COMPANY



                              By  /s/ Michael B. White
                                ----------------------------
                                Name:   Michael B. White
                                Title:  Vice President -
                                        General Counsel


Dated:  May 7, 1999











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                        EXHIBIT INDEX



EXHIBIT NO.              TITLE


4 -           Form  of Warrant Agreement (including the form
              of   Warrant)  by  and  between  Hecla  Mining
              Company and the Warrant Agent

99 -          Form of Agreement to purchase Common Stock and
              Warrants by and between Hecla Mining Company and Purchasers































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